Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Results of Discontinued Operations

The following table presents the summarized results of discontinued operations for the year ended December 31, 2010:

(in thousands)	2010
Total revenues	$7,430

Operating loss	$(1,840)

Income taxes	$(621)

Loss from discontinued operations, net of tax	$(1,243)

Loss on disposition, net of tax	$(2,002)